UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55617

Maryland	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

On January 24, 2019, Strategic Storage Trust II, Inc. (the “Registrant”), through certain wholly-owned special purpose entities, entered into various financings, as follows:

•

with respect to 29 properties owned by the Registrant, a $235 million commercial mortgage-backed securities (“CMBS”), single-asset/single-borrower (“SASB”) financing (the “CMBS SASB Loan”) with KeyBank, National Association (“KeyBank”) and Citi Real Estate Funding Inc. or its affiliates (“Citibank”), as lender (together, the “CMBS SASB Lenders”), comprised of (A) a mortgage loan in the amount of $180 million (the “CMBS SASB Mortgage Loan”) and (B) a mezzanine loan in the amount of $55 million (the “CMBS SASB Mezzanine Loan”);

•	with respect to 10 properties owned by the Registrant, a $104 million CMBS financing with KeyBank as lender (the “CMBS Lender”) pursuant to a mortgage loan (the “CMBS Loan”); and

•

with respect to 16 properties owned by the Registrant, a secured financing with KeyBank and SunTrust Bank (“SunTrust”) as co-lenders (the “Secured Lenders”) for an amount up to approximately $96.4 million pursuant to a mortgage loan (the “Secured Loan”).

In addition, on January 24, 2019, the Registrant and Strategic Storage Operating Partnership II, L.P., a Delaware limited partnership and the Registrant’s operating partnership (the “Operating Partnership”), entered into a financing for an amount up to $87.7 million with KeyBank and SunTrust, as co-lenders (the “Senior Term Lenders”), pursuant to a senior term loan (the “Senior Term Loan” and together with the CMBS SASB Loan, the CMBS Loan and the Secured Loan, the “Merger Financings”).

Please see Item 2.03 below for a description of the Merger Financings. The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Registrant, the Operating Partnership, SST II Growth Acquisition, LLC, a Maryland limited liability company and the Registrant’s wholly-owned subsidiary (“Merger Sub”), Strategic Storage Growth Trust, Inc., a Maryland corporation (“SSGT”), another non-traded REIT sponsored by the Registrant’s sponsor, and SS Growth Operating Partnership, L.P., a Delaware limited partnership (“SSGT OP”).

Pursuant to the terms and conditions set forth in the Merger Agreement, on January 24, 2019: (i) the Registrant acquired SSGT by way of a merger of SSGT with and into Merger Sub, with Merger Sub being the surviving entity (the “REIT Merger”); and (ii) immediately after the REIT Merger, SSGT OP merged with and into the Operating Partnership, with the Operating Partnership continuing as the surviving entity and a subsidiary of the Registrant (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”).

At the effective time of the REIT Merger (the “REIT Merger Effective Time”), each share of SSGT common stock, par value $0.001 per share (the “SSGT Common Stock”), outstanding immediately prior to the REIT Merger Effective Time (other than shares owned by SSGT and its subsidiaries or the Registrant and its subsidiaries) was automatically converted into the right to receive an amount in cash equal to $12.00, without interest and less any applicable withholding taxes (the “Merger Consideration”), which represents a total purchase price of approximately $350 million (which includes outstanding debt of SSGT to be assumed or repaid but excludes transaction costs). Immediately prior to the REIT Merger Effective Time, all shares of SSGT Common Stock that were subject to vesting and other restrictions also became fully vested and converted into the right to receive the Merger Consideration upon the REIT Merger.

At the effective time of the Partnership Merger, each outstanding unit of partnership interest in SSGT OP was converted automatically into 1.127 units of partnership interest in the Operating Partnership.

As a result of the Mergers, the Registrant acquired all of the real estate owned by SSGT, consisting of 28 operating self storage facilities located in 10 states and in the Greater Toronto, Canada area, and one development property in the Greater Toronto Area, together comprising approximately 19,800 self storage units and approximately 2.2 million net rentable square feet of storage space. A summary of SSGT’s real estate portfolio is as follows (as of December 31, 2018):

Property	Year Built	Approx. Units(1)	Approx. Sq. Ft. (net)(2)	% of Total Rentable Sq. Ft.	Physical Occupancy %(3)
Ft. Pierce—FL	2008	770	88,400	4.0%	89.4%
Russell Blvd , Las Vegas—NV	1999	1,210	171,100	7.8%	91.6%
Jones Blvd, Las Vegas—NV	1996	1,040	89,000	4.1%	90.5%
Airport Rd, Colorado Springs—CO	1983	680	61,800	2.8%	76.7%
Riverside—CA	1980	610	60,100	2.7%	90.1%
Stockton—CA	1984	560	49,100	2.2%	86.2%
Azusa—CA	1986	660	64,400	2.9%	88.8%
Romeoville—IL	1986	680	66,700	3.1%	85.6%
Elgin—IL	1986	410	49,600	2.3%	84.4%
San Antonio I—TX	1998	490	76,700	3.5%	85.7%
Kingwood—TX	2001	470	60,100	2.7%	84.2%
Aurora—CO	2015	440	59,500	2.7%	86.0%
San Antonio II—TX	2004	440	83,400	3.8%	89.9%
Stoney Creek—TOR—CAN	2018	780	81,600	3.7%	36.3	%(3)
Torbarrie—TOR—CAN(4)	N/A	900	85,000	3.9%	N/A
Baseline—AZ	2016	840	94,000	4.3%	89.5%
3173 Sweeten Creek Rd, Asheville—NC	2018	650	72,000	3.3%	45.0	%(3)
Elk Grove—IL	2016	800	82,000	3.7%	81.0%
Garden Grove—CA	2017	960	95,000	4.3%	86.2%
Deaverview Rd, Asheville—NC	1992	370	58,600	2.7%	80.9%
Highland Center Blvd, Asheville—NC	1994	490	66,600	3.1%	83.8%
Sarasota—FL	2017	485	48,000	2.2%	73.9	%(3)
Mount Pleasant—SC	2016	500	48,000	2.2%	63.8	%(3)
Nantucket—MA	2002	840	93,000	4.2%	88.2%
Pembroke Pines—FL	2018	870	84,000	3.8%	50.8	%(3)
Riverview—FL	2018	695	54,000	2.5%	63.4	%(3)
Eastlake—CA	2018	900	86,000	3.9%	39.8	%(3)
McKinney—TX	2015	730	94,000	4.3%	82.6%
Hualapai Way, Las Vegas—NV	2018	570	73,000	3.3%	14.6	%(3)

Totals		19,840	2,194,700	100%	76.7%

(1)	Includes all rentable units, consisting of storage units and parking units (approximately 520 units).

(2)	Includes all rentable square feet consisting of storage units and parking units (approximately 154,000 square feet).

(3)

Represents the occupied square feet divided by total rentable square feet as of December 31, 2018. The following properties were lease-up properties as of December 31, 2018: Sarasota, Mount Pleasant, Pembroke Pines, Riverview, Eastlake, 3173 Sweeten Creek Rd—Asheville, Stoney Creek, and the Hualapai Way—Las Vegas properties.

(4)	The Torbarrie property in Toronto, Canada is a self storage property that is under construction as of December 31, 2018 with an expected completion date in the second half of 2019.

Additionally, the Registrant obtained the rights to acquire a self storage facility currently under development located in Gilbert, Arizona that was previously under contract with SSGT. The Registrant expects the acquisition to close in the second quarter of 2019 after the construction is complete and a certificate of occupancy has been issued.

The description of the REIT Merger, the Partnership Merger, and the Merger Agreement contained in this Item 2.01 is a summary and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 2, 2018, and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01, above, on January 24, 2019, the Registrant, through various subsidiaries, entered into the Merger Financings for an aggregate amount of approximately $525 million. The proceeds from such Merger Financings were primarily used to facilitate the Mergers described in Item 2.01 of this Form 8-K, including the payment of the Merger Consideration and the repayment, in full, of some of the Registrant’s previously existing debt.

CMBS SASB Loan

The CMBS SASB Mortgage Loan is secured by a first mortgage or deed of trust on each of 29 properties owned by the Registrant (the “CMBS SASB Properties”), and the CMBS SASB Mezzanine Loan is secured by a pledge of the equity interests in the 29 special purpose entities that own the CMBS SASB Properties. Each loan has a maturity date of February 9, 2022, which may, in certain circumstances, be extended at the option of the respective borrower for two consecutive terms of one year each, as set forth in the respective loan agreement (collectively, the “CMBS SASB Loan Agreements”). Monthly payments due under the CMBS SASB Loan Agreements are interest-only, with the full principal amount becoming due and payable on the respective maturity date.

The amounts outstanding under the CMBS SASB Loan Agreements bear interest at an annual rate equal to LIBOR (approximately 2.5% as of January 24, 2019) plus 3%. As of January 24, 2019, the annual interest rate for the CMBS SASB Loan Agreements was approximately 5.5%. In addition, pursuant to the requirements of the CMBS SASB Loan Agreements: (a) the borrower with respect to the CMBS SASB Mortgage Loan has purchased an interest rate cap with a notional amount of $180 million, with an effective date of January 24, 2019, whereby LIBOR is capped at 3% through February 15, 2022 and (b) the borrower with respect to the CMBS SASB Mezzanine Loan has purchased an interest rate cap with a notional amount of $55 million, with an effective date of January 24, 2019, whereby LIBOR is capped at 3% through February 15, 2022. None of the CMBS SASB Loan may be prepaid, in whole or in part, without satisfying certain conditions as set forth in the respective CMBS SASB Loan Agreements, such as the payment of a spread maintenance premium if the prepayment is made within the first two years. Thereafter the CMBS SASB Loan may be prepaid in whole or in part at par without penalty.

The loan documents for the CMBS SASB Loan contain: customary affirmative, negative and financial covenants; agreements; representations; warranties and borrowing conditions; reserve requirements and events of default all as set forth in such loan documents. In addition, and pursuant to the terms of the limited recourse guarantys, with respect to the CMBS SASB Mortgage Loan (the “CMBS SASB Mortgage Loan Guaranty”), and with respect to the CMBS SASB Mezzanine Loan (the “CMBS SASB Mezzanine Loan Guaranty” and collectively the “CMBS SASB Guarantees”), each dated January 24, 2019, in favor of the CMBS SASB Lenders, the Registrant serves as a non-recourse guarantor with respect to each of the CMBS SASB Mortgage Loan and the CMBS SASB Mezzanine Loan and is subject to certain net worth and liquidity requirements, each as described in the CMBS SASB Guarantees.

CMBS Loan

The CMBS Loan is secured by a first mortgage or deed of trust on each of 10 properties owned by the Registrant. The loan has a maturity date of February 1, 2029. Monthly payments due under the loan agreement (the “CMBS Loan Agreement”) are interest-only, with the full principal amount becoming due and payable on the maturity date.

The amounts outstanding under the CMBS Loan bear interest at an annual fixed rate equal to 5%. Commencing two years after securitization, the CMBS Loan may be defeased in whole, but not in part, subject to certain conditions as set forth in the CMBS Loan Agreement.

The loan documents for the CMBS Loan contain: customary affirmative, negative and financial covenants; agreements; representations; warranties and borrowing conditions; reserve requirements and events of default all as set forth in such loan documents. In addition, and pursuant to the terms of the limited recourse guaranty dated January 24, 2019, in favor of the CMBS Lender, the Registrant serves as a non-recourse guarantor with respect to the CMBS Loan.

Secured Loan

The Secured Loan is secured by a first mortgage or deed of trust on each of 16 properties owned by the Registrant. An additional property will be mortgaged upon its anticipated acquisition later this year, subject to the terms of the loan agreement (the “Secured Loan Agreement”). The loan has a maturity date of January 24, 2022, which may, in certain circumstances, be extended at the option of the borrower for one additional term equal to one year, as set forth in the Secured Loan Agreement. Monthly payments due under the Secured Loan Agreement are interest-only, with the full principal amount becoming due and payable on the maturity date. On January 24, 2019, an initial borrowing of approximately $89.2 million was made under the Secured Loan.

In general, the amounts outstanding under the Secured Loan Agreement bear interest at an annual rate equal to LIBOR plus 2.5%. On January 24, 2019, the borrowers entered into an interest rate swap arrangement with a notional amount of approximately $89.2 million, such that LIBOR is fixed at approximately 2.6% until August 1, 2020, resulting in an annual interest rate equal to approximately 5.1%. The Secured Loan may be prepaid at any time, subject to certain conditions as set forth in the Secured Loan Agreement.

The loan documents for the Secured Loan contain: customary affirmative, negative and financial covenants; agreements; representations; warranties and borrowing conditions; reserve requirements and events of default all as set forth in such loan documents. In particular, the Secured Loan Agreement imposes certain requirements on the Registrant such as a total leverage ratio, tangible net worth and liquidity requirements, fixed charge coverage ratios and limits on the amount of unhedged variable rate debt exposure. In addition, and pursuant to the terms of the full recourse guaranty (the “Secured Loan Guaranty”), dated January 24, 2019, in favor of the Secured Lenders, the Registrant and the Operating Partnership serve as full recourse guarantors with respect to the Secured Loan.

Senior Term Loan

The Senior Term Loan is secured by a pledge of 49% of the equity interests in the Registrant’s property-owning special purpose entities, other than those that own the CMBS SASB Properties. The net proceeds from certain capital events (after payment of transaction costs) must be applied to repayment of the Senior Term Loan, except in certain transactions whereby up to $50 million in equity issuances by the Registrant and the Operating Partnership may be excluded (the “Capital Event Net Proceeds”). In addition, the Senior Term Loan is secured by a pledge of the Capital Event Net Proceeds. The Senior Term Loan was made pursuant to a loan agreement with a maturity date of January 24, 2022 (the “Senior Term Loan Agreement”). Monthly payments due under the Senior Term Loan Agreement are interest-only, with the full principal amount becoming due and payable on the maturity date. On January 24, 2019, an initial borrowing of $72.0 million was made under the Senior Term Loan and the borrower has the right to draw an additional $15.7 million as set forth in the Senior Term Loan Agreement.

In general, the amounts outstanding under the Senior Term Loan Agreement bear interest at an annual rate equal to LIBOR plus 4.25%. On January 24, 2019, the borrowers entered into an interest rate swap arrangement with a notional amount of $72 million, such that LIBOR is fixed at approximately 2.6% until August 1, 2020, resulting in an annual interest rate equal to approximately 6.85%. The Senior Term Loan may be prepaid at any time, subject to certain conditions as set forth in the Senior Term Loan Agreement.

The loan documents for the Senior Term Loan contain: customary affirmative, negative and financial covenants; agreements; representations; warranties and borrowing conditions; reserve requirements and events of default all as set forth in such loan documents. In particular, the Senior Loan Agreement imposes certain requirements on the Registrant such as a total leverage ratio, tangible net worth and liquidity requirements, fixed charge coverage ratios and limits on the amount of unhedged variable rate debt exposure. The Senior Term Loan is fully recourse to the Registrant and the Operating Partnership.

The information set forth above in this Item 2.03 does not purport to be complete and is qualified in its entirety by the full text of the documents attached to this Current Report on Form 8-K as Exhibits 10.1–10.23, which are incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

10.1	CMBS SASB Mortgage Loan Agreement, dated January 24, 2019, by and between the borrowers party thereto, KeyBank National Association and Citi Real Estate Funding Inc.

10.2	CMBS SASB Mortgage Promissory Note A-1, in the original principal amount of $90 million, by the borrowers listed thereto in favor of KeyBank National Association, dated January 24, 2019

10.3	CMBS SASB Mortgage Promissory Note A-2, in the original principal amount of $90 million, by the borrowers listed thereto in favor of Citi Real Estate Funding Inc., dated January 24, 2019

10.4	CMBS SASB Mortgage Guaranty Agreement, by Strategic Storage Trust II, Inc. in favor of KeyBank National Association and Citi Real Estate Funding Inc., dated January 24, 2019

10.5	CMBS SASB Mezzanine Loan Agreement, dated January 24, 2019, by and between SST II Mezz Borrower, LLC, SST II TRS Mezz, LLC, SSGT TRS Mezz, LLC, KeyBank National Association and Citigroup Global Markets Realty Corp.

10.6	CMBS SASB Mezzanine Promissory Note A-1, in the original principal amount of $27.5 million, by the borrowers listed thereto in favor of KeyBank National Association, dated January 24, 2019

10.7	CMBS SASB Mezzanine Promissory Note A-2, in the original principal amount of $27.5 million, by the borrowers listed thereto in favor of Citigroup Global Markets Realty Corp., dated January 24, 2019

10.8	CMBS SASB Mezzanine Guaranty Agreement, by Strategic Storage Trust II, Inc. in favor of KeyBank National Association and Citigroup Global Markets Realty Corp., dated January 24, 2019

10.9	CMBS Loan Agreement, dated January 24, 2019, by and between the borrowers party thereto and KeyBank National Association

10.10	CMBS Promissory Note A-1, in the original principal amount of $57.2 million, by the borrowers listed thereto in favor of KeyBank National Association, dated January 24, 2019

10.11	CMBS Promissory Note A-2, in the original principal amount of $26 million, by the borrowers listed thereto in favor of KeyBank National Association, dated January 24, 2019

10.12	CMBS Promissory Note A-3, in the original principal amount of $13 million, by the borrowers listed thereto in favor of KeyBank National Association, dated January 24, 2019

10.13	CMBS Promissory Note A-4, in the original principal amount of $7.8 million, by the borrowers listed thereto in favor of KeyBank National Association, dated January 24, 2019

10.14	CMBS Guaranty Agreement, by Strategic Storage Trust II, Inc. in favor of KeyBank National Association, dated January 24, 2019

10.15	Secured Loan Agreement, dated January 24, 2019, by and between the borrowers party thereto, the lenders party thereto, KeyBank National Association, KeyBanc Capital Markets, LLC and SunTrust Robinson Humphrey Inc.

10.16	Secured Note, in the original principal amount of $61.38 million, by the borrowers listed thereto in favor of KeyBank, National Association, dated January 24, 2019

10.17	Secured Note, in the original principal amount of $35 million, by the borrowers listed thereto in favor of SunTrust Bank, dated January 24, 2019

10.18	Secured Guaranty, by Strategic Storage Trust II, Inc. in favor of KeyBank, National Association and SunTrust Bank, dated January 24, 2019

10.19	Senior Term Loan Agreement, dated January 24, 2019, by and between Strategic Storage Trust II, Inc., Strategic Storage Operating Partnership II, L.P., the lenders party thereto, KeyBank, National Association and KeyBanc Capital Markets, LLC

10.20	Senior Note, in the original principal amount of $62.7 million, by Strategic Storage Trust II, Inc. and Strategic Storage Operating Partnership II, L.P. in favor of KeyBank, National Association, dated January 24, 2019

10.21	Senior Note, in the original principal amount of $25 million, by Strategic Storage Trust II, Inc. and Strategic Storage Operating Partnership II, L.P. in favor of SunTrust Bank, dated January 24, 2019

10.22	Pledge and Security Agreement, dated January 24, 2019, by and among Strategic Storage Trust II, Inc., Strategic Storage Operating Partnership II, L.P. and KeyBank National Association, as agent for the lenders thereto

10.23	Pledge and Security Agreement (Capital Events), dated January 24, 2019, by and among Strategic Storage Trust II, Inc., Strategic Storage Operating Partnership II, L.P. and KeyBank National Association, as agent for the lenders thereto

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST II, INC.

Date: January 30, 2019	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer